Exhibit 10.11

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Third Amendment to Exclusive License Agreement between The UAB Research
Foundation (“UABRF”) and Incvsus, Ltd.

This Third Amendment to Exclusive License Agreement (this “Third Amendment”) is made effective as of the date of the last signature of the Parties (as evidenced below their signatures on the signature page) (the “Third Amendment Effective Date”) by and between The UAB Research Foundation (“UABRF”) and Incysus, Ltd. (“Licensee”). Licensee and UABRF may be each individually referred to as a party and collectively, the parties (“Party” or “Parties”).

RECITALS

WHEREAS, UABRF and Licensee previously entered into that certain Exclusive License Agreement dated effective as of March 10, 2016 (“Original Agreement”);

WHEREAS, the Parties have previously amended the Original Agreement by executing that certain First Amendment, as of December 14, 2016, in which UABRF licensed to the Licensee it’s right, title and interest in certain jointly owned intellectual property jointly owned by the Parties and which was conceived subsequent to the Effective Date of the Agreement (the “First Amendment”) (together, the “Original Agreement” and the “First Amendment” constitute the “Agreement”);

WHEREAS, the Parties are, contemporaneous with the execution of this Third Amendment, also amending the Agreement by executing that certain Second Amendment pursuant to which the Licensee is licensing additional intellectual property and an additional patent application is being included in Licensed Patents; and

WHEREAS, the Parties wish to further amend the Agreement to clarify when payments under section 5.7 of the Agreement are due.

NOW, THEREFORE, for good and valuable consideration, the Parties agree to amend the Agreement as follows:

AGREEMENT

1.       All capitalized terms used herein shall bear the meaning ascribed to them in the Agreement unless otherwise defined herein.

2.       Section 5.7. Section 5.7 is deleted in its entirety and replaced with the following language:

“With respect to the first calendar year in which the cumulative Net Sales accomplished by the Licensee, its Affiliates and sublicensees reaches or exceeds the threshold amount set forth in the first column of the table below, the Licensee shall pay to UABRF the corresponding lump sum amount set forth in the second column. The three lump sum payments due to UABRF under this section shall be paid within [*****] of the close of the calendar year in which the obligation to pay is triggered. The lump sum payments due under this section 5.7 are in addition to the royalty amounts due pursuant to section 5.5 of this Agreement.

Cumulative Net Sales	Lump Sum Amount Due
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

3.       All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, UABRF and Licensee have each caused its duly authorized representative to execute this Third Amendment, effective as of the date written above.

UABRF: The UAB Research Foundation		Licensee: Incysus, Ltd.

By:	/s/ Authorized Signatory	By:	/s/ Tom Cirrito
Name: Tom Cirrito
Date Signed: June 16, 2017		Title: Board Member
Date Signed: April 25, 2017

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